Dreyfus
New Leaders Fund, Inc.

ANNUAL REPORT
December 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            20   Report of Independent Auditors

                            21   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                         New Leaders Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus New Leaders Fund, Inc., covering the 12-month period from January 1, 2000 through December 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Paul Kandel and Hilary Woods.

The small-cap segment of the stock market, as measured by the Russell 2000 Index, declined more than 3% in 2000. Most other major stock market indices declined as well. The reasons for the disappointing year varied, ranging from sky-high valuations of technology stocks to slowing economic growth during the second half of the year.

While the start of a new year is almost always a good time to review your investment strategies, recent market events may have altered the way your assets are apportioned among various asset classes, market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies for the coming year. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your confidence and support in 2000, and we look forward to working with you in 2001.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 16, 2001




DISCUSSION OF FUND PERFORMANCE

Paul Kandel and Hilary Woods, Portfolio Managers

How did Dreyfus New Leaders Fund, Inc. perform relative to its benchmark?

For the 12-month period ended December 31, 2000, Dreyfus New Leaders Fund, Inc. produced a total return of 8.60%.(1) This compares with a total return of 4.27% for the fund's benchmark, the Russell 2500 Index, during the same period.(2)

The fund's blended growth and value investment approach served shareholders well during the period. We attribute the fund's relatively strong performance to our success in employing this blended approach and our ability to identify attractive individual investment opportunities among a wide range of sectors and industries. The fund also succeeded in emphasizing some of the market's strongest sectors and de-emphasizing some of the market's weakest sectors.

What is the fund's investment approach?

The fund invests primarily in a diversified portfolio of small and midsize companies, focusing on new leaders in their industries that offer products or services we believe enhance prospects for growth of future earnings or revenues. We consider factors that we believe are likely to affect a stock's performance, such as changes in a company's management or organizational structure.

Our investment approach targets both growth-oriented stocks (those of companies with earnings or revenues that are expected to grow faster than the overall market) , value-oriented stocks (those that appear underpriced according to a variety of financial measurements) , and stocks that exhibit both growth and value characteristics. We further diversify among the market' s various industries and sectors, supervising a team of sector managers who each make buy-and-sell recommendations within their respective areas of expertise.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

Volatile market conditions prevailed throughout the year. The first quarter of the year was characterized by strong economic growth and rising corporate profits. Technology stocks rose sharply in this environment, while most other industry sectors lagged far behind. In the second half of the year, the stock market began to discount the effects of the Federal Reserve Board' s interest-rate tightenings. As economic growth rates showed signs of slowing, investors focused on companies exhibiting financial stability and profitability, which were selling at reasonable valuations. Technology stocks declined, and market strength shifted toward more traditional, value-oriented sectors.

The fund took advantage of these conditions on several fronts. We scored notable successes in health care, one of the best-performing sectors in the Russell 2500 Index during the period. The fund benefited from our decision to allocate a relatively high percentage of assets to this sector, as well as from our focus on pharmaceutical and generic drug companies such as Teva Pharmaceutical Industries, Allergan and Sepracor. We also added value through our stock selections in the producer durables sector, which is composed primarily of aerospace and machinery. The takeover of Cordant by ALCOA and the pending takeover of Litton Industries by Northrop enabled us to achieve gains of more than 40% in this industry group, compared to a rise of only 2% for the Russell 2500 Index.

In the volatile technology sector, we reduced our holdings from approximately 30% to approximately 14% of the portfolio as the investment environment for technology deteriorated. This move helped limit the fund's technology-related losses, as did investments in some of the group's better performing stocks such as CIENA, Scientific-Atlanta and Flextronics International.

On the other hand, we suffered disappointing performance in a few industry groups, including materials and processing, consumer and financial services. Our materials and processing holdings were hurt by the weakening U.S. economy and
company-specific    problems.    In    the

consumer area, our broadcasting and retail stocks suffered from falling revenues after excellent performance during the previous year. We allocated a smaller percentage of our portfolio than the Russell 2500 Index to the strong performing financial sector.

What is the fund's current strategy?

As of the end of the reporting period, we have reduced our holdings in the consumer sector in light of weakening consumer spending. We have also cut back on utility stocks, which have reached price levels we do not believe are sustainable. We hold relatively large positions in health care, where we continue to identify reasonably priced stocks in fast growing companies, and in energy, which has benefited from rising natural gas and oil prices.

We believe the events of the past 12 months illustrate the value of our blended growth and value investment approach in challenging and rapidly changing investment environments. During a year in which growth strongly outperformed value for several months and value strongly outperformed growth during other months, we succeeded in delivering positive returns that greatly exceeded those of our benchmark. We continue to adhere to our blended growth and value investment strategy in seeking to outperform the Russell 2500 Index.

January 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: FACTSET RESEARCH SYSTEMS, INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF SMALL- TO MID-CAP STOCK PERFORMANCE AND IS COMPOSED OF THE 2,500 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus New Leaders Fund, Inc. and the Russell 2500 Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/00

                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                            8.60%             14.99%            17.11%

(+)  SOURCE: FACTSET RESEARCH SYSTEMS, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS NEW LEADERS FUND, INC. ON 12/31/90 TO A $10,000 INVESTMENT MADE IN THE RUSSELL 2500 INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE RUSSELL 2500 INDEX IS AN UNMANAGED INDEX AND IS COMPOSED OF THE 2,500 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF 3,000 OF THE LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

December 31, 2000

COMMON STOCKS--93.4%                                                                            Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL--.9%

Outback Steakhouse                                                                              250,000  (a)           6,468,750

CONSUMER NON-DURABLES--5.1%

International Flavors & Fragrances                                                              450,000                9,140,625

Pepsi Bottling Group                                                                            335,000               13,379,062

UST                                                                                             475,000               13,329,688

                                                                                                                      35,849,375

CONSUMER SERVICES--5.1%

Clear Channel Communications                                                                    155,000  (a)           7,507,812

Hispanic Broadcasting                                                                           280,000  (a)           7,140,000

Infinity Broadcasting, Cl. A                                                                    400,000  (a)          11,175,000

USA Networks                                                                                    510,000  (a)           9,913,125

                                                                                                                      35,735,937

ELECTRONIC TECHNOLOGY--15.3%

ASM Lithography Holding, N.V.                                                                   375,000  (a)           8,460,937

CIENA                                                                                           320,000  (a)          26,040,000

Cooper Industries                                                                               200,000                9,187,500

Flextronics International                                                                       480,000  (a)          13,680,000

Gemstar-TV Guide International                                                                  170,000  (a)           7,841,250

Litton Industries                                                                               220,000  (a)          17,311,250

Micrel                                                                                          250,000  (a)           8,421,875

Scientific-Atlanta                                                                              255,000                8,303,438

Vitesse Semiconductor                                                                           140,000  (a)           7,743,750

                                                                                                                     106,990,000

ENERGY MINERALS--2.0%

Anadarko Petroleum                                                                              200,000               14,216,000

FINANCE--22.2%

AmeriCredit                                                                                     325,000  (a)           8,856,250

Banknorth Group                                                                                 500,000                9,968,750

Charter One Financial                                                                           435,000               12,560,625

Dime Bancorp                                                                                    500,000               14,781,250

First Virginia Banks                                                                            200,000                9,600,000

GreenPoint Financial                                                                            425,000               17,398,438

John Hancock Financial Services                                                                 475,000               17,871,875

National Commerce Bancorporation                                                                325,000                8,043,750

Nationwide Financial Services, Cl. A                                                            279,000               13,252,500

Partnerre                                                                                       260,000               15,860,000

Protective Life                                                                                 400,000               12,900,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

XL Capital, Cl. A                                                                               155,000               13,543,125

                                                                                                                     154,636,563

HEALTH CARE--3.3%

Express Scripts, Cl. A                                                                          100,000  (a)          10,225,000

Health Management Associates, Cl. A                                                             625,000  (a)          12,968,750

                                                                                                                      23,193,750

HEALTH TECHNOLOGY--12.5%

ALZA                                                                                            200,000  (a)           8,500,000

Abgenix                                                                                         180,000  (a)          10,631,250

Allergan                                                                                        100,000                9,681,250

Laboratory Corporation of America Holdings                                                       75,000  (a)          13,200,000

Pall                                                                                            425,000                9,057,812

Sepracor                                                                                        100,000  (a)           8,012,500

St. Jude Medical                                                                                235,000  (a)          14,437,812

Teva Pharmaceutical Industries, ADR                                                             190,000               13,917,500

                                                                                                                      87,438,124

INDUSTRIAL SERVICES--3.2%

ENSCO International                                                                             250,000                8,515,625

Smurfit-Stone Container                                                                         324,300  (a)           4,844,231

Weatherford International                                                                       185,000  (a)           8,741,250

                                                                                                                      22,101,106

MISCELLANEOUS--.0%

STI Holdings                                                                                     81,984  (a,b,c)         311,539

NON-ENERGY MINERALS--2.2%

Phelps Dodge                                                                                    125,000                6,976,562

Placer Dome                                                                                     850,000                8,181,250

                                                                                                                      15,157,812

PROCESS INDUSTRIES--2.9%

Bowater                                                                                         175,000                9,865,625

Goodrich (B.F.)                                                                                 285,000               10,366,875

                                                                                                                      20,232,500

RETAIL TRADE--2.5%

Family Dollar Stores                                                                            400,000                8,575,000

Tiffany & Co.                                                                                   270,000                8,538,750

                                                                                                                      17,113,750


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY--2.3%

Art Technology Group                                                                             50,000  (a)           1,528,125

Compuware                                                                                       750,000  (a)           4,687,500

Intuit                                                                                          250,000  (a)           9,859,375

                                                                                                                      16,075,000

TECHNOLOGY SERVICES--2.2%

Millipore                                                                                       135,000                8,505,000

SPX                                                                                              60,000  (a)           6,491,250

                                                                                                                      14,996,250

TRANSPORTATION--2.9%

Continental Airlines, Cl. B                                                                     175,000  (a)           9,034,375

Expeditors International of Washington                                                          205,000               11,005,938

                                                                                                                      20,040,313

UTILITIES--8.8%

Devon Energy                                                                                    160,000                9,755,200

Dynegy, Cl. A                                                                                   420,000               23,546,250

Metromedia Fiber Network, Cl. A                                                                 380,000  (a)           3,847,500

Progress Energy                                                                                 275,000               13,526,563

Time Warner Telecom, Cl. A                                                                      165,000  (a)          10,467,188

                                                                                                                      61,142,701

TOTAL COMMON STOCKS

   (cost $407,066,714)                                                                                               651,699,470
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.1%
------------------------------------------------------------------------------------------------------------------------------------

STI Holdings

  Ser. A, 6%, Cum. Conv.

   (cost $931,463)                                                                              243,385  (a,b,c)         924,863

                                                                                                     The Fund


STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
SHORT-TERM INVESTMENTS--7.7%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

6.12%, 1/18/2001                                                                              5,577,000                5,563,783

5.95%, 2/8/2001                                                                               2,042,000                2,030,136

5.90%, 3/1/2001                                                                              15,477,000               15,335,368

5.85%, 3/8/2001                                                                               1,029,000                1,018,463

5.73%, 3/15/2001                                                                             25,074,000               24,791,667

5.62%, 3/22/2001                                                                              4,969,000                4,907,235

TOTAL SHORT-TERM INVESTMENTS

   (cost $53,624,940)                                                                                                 53,646,652
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $461,623,117)                                                            101.2%              706,270,985

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (1.2%)              (8,461,128)

NET ASSETS                                                                                       100.0%              697,809,857

(A)  NON-INCOME PRODUCING.

(B)  INVESTMENTS IN NON-CONTROLLED AFFILIATES (COST $1,243,000)--SEE NOTE 1(C).

(C)  SECURITIES RESTRICTED AS TO PUBLIC RESALE. INVESTMENTS IN RESTRICTED
     SECURITIES, WITH AN AGGREGATE VALUE OF $1,236,402 REPRESENTS APPROXIMATELY
     .18% OF NET ASSETS:

                                                     Acquisition           Purchase
Issuer                                                      Date          Price ($)             Net Assets (%)  Valuation ($)((+))
------------------------------------------------------------------------------------------------------------------------------------

STI Holdings                                             1/13/95               3.80                        .05               3.80

STI Holdings,
   Ser. A, 6%, Cum. Conv.                        7/12/93-1/13/95               3.80                        .13               3.80

((+))  THE VALUATION OF THESE SECURITIES HAS BEEN DETERMINED IN GOOD FAITH UNDER THE DIRECTION OF THE BOARD OF DIRECTORS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           461,623,117    706,270,985

Cash                                                                      8,714

Receivable for shares of Common Stock subscribed                        795,907

Dividends receivable                                                    338,107

Prepaid expenses                                                         18,413

                                                                    707,432,126
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           667,007

Payable for investment securities purchased                           6,682,434

Payable for shares of Common Stock redeemed                           2,168,385

Accrued expenses                                                        104,443

                                                                      9,622,269
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      697,809,857
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     449,364,497

Accumulated net realized gain (loss) on investments                   3,797,492

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                           244,647,868
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      697,809,857
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      15,332,128

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)
                                                                          45.51

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended December 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $82,007 foreign taxes withheld at source)     5,788,039

Interest                                                             1,832,954

TOTAL INCOME                                                         7,620,993

EXPENSES:

Management fee--Note 3(a)                                            5,329,406

Shareholder servicing costs--Note 3(b)                               2,247,275

Custodian fees--Note 3(b)                                               60,860

Professional fees                                                       52,464

Prospectus and shareholders' reports                                    48,726

Directors' fees and expenses--Note 3(c)                                 43,949

Registration fees                                                       26,968

Loan commitment fees--Note 2                                             7,145

Miscellaneous                                                           15,137

TOTAL EXPENSES                                                       7,831,930

INVESTMENT (LOSS)                                                    (210,937)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             93,811,643

Net unrealized appreciation (depreciation) on investments         (37,050,432)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              56,761,211

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                56,550,274

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                             -----------------------------------
                                                     2000                 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                               (210,937)            (511,706)

Net realized gain (loss) from investments      93,811,643         105,055,980

Net unrealized appreciation (depreciation)
   on investments                            (37,050,432)          94,099,759

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  56,550,274          198,644,033
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

NET REALIZED GAIN ON INVESTMENTS            (122,670,914)         (71,263,590)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 157,898,007         187,240,492

Dividends reinvested                          116,928,701          68,092,489

Cost of shares redeemed                     (184,308,709)        (394,139,085)

Redemption fee                                    61,695              28,029

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 90,579,694         (138,778,075)

TOTAL INCREASE (DECREASE) IN NET ASSETS       24,459,054          (11,397,632)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           673,350,803          684,748,435

END OF PERIOD                                 697,809,857          673,350,803
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     2,997,448            4,044,076

Shares issued for dividends reinvested          2,569,056            1,379,412

Shares redeemed                               (3,522,273)          (8,710,510)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   2,044,231          (3,287,022)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                           Year Ended December 31,
                                                                 -------------------------------------------------------------------
                                                                 2000           1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            50.67          41.31          44.35          40.74         37.39

Investment Operations:

Investment (loss)                                                (.02)(a)       (.04)(a)       (.10)          (.14)         (.05)

Net realized and unrealized
   gain (loss) on investments                                    4.03          15.33          (1.78)          7.99          6.47

Total from Investment Operations                                 4.01          15.29          (1.88)          7.85          6.42

Distributions:

Dividends from net realized gain
   on investments                                               (9.17)         (5.93)         (1.17)         (4.24)        (3.07)

Redemption fee added to paid-in capital                           .00(b)         .00(b)         .01             --            --

Net asset value, end of period                                  45.51          50.67          41.31          44.35         40.74
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 8.60          37.42          (3.95)         19.54         17.31
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.10           1.13           1.14           1.12          1.17

Ratio of investment (loss)
   to average net assets                                         (.03)          (.08)          (.21)          (.33)         (.15)

Portfolio Turnover Rate                                         97.33          95.49         107.38          82.28        102.22
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)                         697,810        673,351        684,748        859,534       780,999

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus  New  Leaders Fund, Inc. (the "fund") is registered under the Investment
Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to maximize capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22,
2000,    Premier   Mutual   Fund   Services,   Inc.   was   the   distributor.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at
the    prevailing    rates    of    exchange.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where
applicable,    amortization    of    discount    on
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $13,029 during the period ended December 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Affiliated issuers: Issuers in which the fund held 5% or more of the outstanding voting securities are defined as "affiliated" in the Act. The following summarizes non-controlled affiliated issuers during the period ended December 31, 2000:


                                                             Shares
                                            -----------------------------------------
                                            Beginning                       End of        Dividend            Market
Name of Issuer                              of Period  Purchases   Sales    Period      Income ($)         Value ($)
-------------------------------------------------------------------------------------------------------------------------------

STI Holdings
     (Common)                                  81,984      --        --     81,984        --                 311,539

STI Holdings
     (Conv. Preferred)                        243,385      --        --    243,385        --                 924,863

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During the period ended December 31, 2000, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $210,937 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.


NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, commitment fees, interest on borrowings (which, in the view of Stroock & Stroock & Lavan LLP, counsel to the fund, also contemplates dividends on securities sold short), and extraordinary expenses, exceed 11_2% of the value of the fund' s average net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended December 31, 2000, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund pays the distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

determines the amounts to be paid to Service Agents. During the period ended December 31, 2000, the fund was charged $1,776,469 pursuant to the Shareholder Services Plan, of which $1,494,484 was paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2000, the fund was charged $247,585 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2000, the fund was charged $60,860 pursuant to the custody agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within six months following the date of issuance, including redemptions made
through    the    use    of    the    fund's    exchange    privilege.

(e) During the period ended December 31, 2000, the fund incurred total brokerage commissions of $1,538,606, of which $34,811 was paid to Dreyfus Brokerage
Services,   a   wholly-owned   subsidiary   of  Mellon  Financial  Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2000, amounted to $659,630,881 and $718,838,707, respectively.


At December 31, 2000, accumulated net unrealized appreciation on investments was $244,647,868, consisting of $246,819,116 gross unrealized appreciation and $2,171,248 gross unrealized depreciation.

At December 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus New Leaders Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus New Leaders Fund, Inc., including the statement of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New Leaders Fund, Inc. at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 1, 2001



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates $6.5500 per share as a long-term capital gain distribution paid on December 19, 2000 and also designates $1.0550 per share as a long-term capital gain distribution of the $2.6160 per share paid on March 30, 2000.

                                                             The Fund

                        For More Information

                        Dreyfus New Leaders Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  085AR0012